UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 9, 2010

UTEK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15941	59-3603677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2109 Palm Avenue Tampa, FL	33605
(Address of Principal Executive Offices)	(Zip Code)

(813) 754-4330

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 8, 2010, we filed a Current Report on Form 8–K under Item 1.01 (the “Original Form 8–K”) with the Securities and Exchange Commission to report on our entry into a definitive securities purchase agreement (the “Securities Purchase Agreement”) with three institutional investors (the “Investors”), pursuant to which we agreed to issue to the investors in a registered offering 1,481,481 shares (the “Shares”) of our common stock priced at $2.565 per share along with Series A warrants to purchase up to 1,481,481 shares of common stock with an exercise price of $3.43 per share of common stock and Series B warrants to purchase up to 893,519 shares of common stock with an exercise price of $0.01 per share of common stock (collectively, the “Warrants”). The Shares were offered pursuant to our effective shelf registration statement on Form S–3 (File No. 333–165859).

On July 9, 2010, we entered into an amendment to the Securities Purchase Agreement (the “Amendment”) with each of the Investors to revise the Form of Series A Warrant attached to the Securities Purchase Agreement to increase the exercise price of the Series A warrants to be issued in connection therewith from $3.43 per share to $3.49 per share.

This Current Report on Form 8-K/A is being filed to amend the Original Form 8–K to reflect that we entered into the Amendment and to include the Amendment as Exhibit 10.2 hereto, and to replace Exhibit 4.1 from the Original Form 8-K with a revised form of Series A Warrant to reflect the increase in the exercise price referred to above. This Current Report on Form 8-K/A is also being filed to include the legal opinion of Sutherland Asbill & Brennan LLP relating to the Shares, the Warrants and the common stock issuable upon exercise of the Warrants as Exhibit 5.1 to this report and to include the press release issued by us on July 9, 2010 relating to the increase in the exercise price referred to above and other matters pertaining to the transaction contemplated by the Securities Purchase Agreement as Exhibit 99.2 hereto. Other than as described above, this amendment does not amend any other information previously filed in the Original Form 8–K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Series A Warrants**

4.2	Form of Series B Warrants*

5.1	Opinion of Sutherland Asbill & Brennan LLP**

10.1	Securities Purchase Agreement, dated as of July 8, 2010, by and among UTEK Corporation and the investors identified on the signature pages thereto*

10.2	Form of Amendment to Securities Purchase Agreement**

23.1	Consent of Sutherland Asbill & Brennan LLP (contained in Exhibit 5.1)**

99.1	Press Release dated July 8, 2010*

99.2	Press Release dated July 9, 2010**

*	Previously filed as an exhibit to our Current Report on Form 8–K filed with the SEC on July 8, 2010.
**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTEK CORPORATION

Date: July 9, 2010	By:	/s/ Carole R. Wright
Carole R. Wright
Chief Financial Officer